EXHIBIT (10)(a)

GOLDEN AMERICAN LIFE INSURANCE COMPANY             VARIABLE LIFE INSURANCE
Golden American Life Insurance Company is a
stock company domiciled in Wilmington, Delaware
                                      APPLICATION/ENROLLMENT FORM - PART I
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1.COVERAGE
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    a)/ /Single Life      c)/ /GOLDENSELECT Genesis I          e)/ /Other
    b)/ /Survivorship     d)/ /GOLDENSELECT Genesis Flex
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2.PREMIUM
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    a) Specific Face Amount $____ or b) Number of Years for Payments______
       (Provide both from your illustration or enter only one and Golden
                                         American will compute the other.)
    c) Initial/Planned Modal Premium $________
    d) Frequency of Payments  / /Monthly (Preauthorized Check Only)
                              / /Semiannually (Preauthorized Check Only)
                              / /Quarterly (Preauthorized Check Only)
                              / /Annually

    e) Indicate Initial Payment $_______ / /Wired or / /Enclosed (Make
                           check payable to Golden American Life Ins. Co.)
    f) Is this a 1035 Exchange? / /Yes / /No Is there an outstanding loan with this Exchange? / /Yes / /No
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3.INSURED
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a)Name                     b)Male      Female    Soc. Sec. # or Tax ID.#
                             / /        / /          -     -
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d)Permanent Address                       e)Occupation/Duties

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f)City     State     Zip    g)Date & Place of Birth    h)Height    Weight

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4.JOINT INSURED (Complete if you checked survivorship)
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a)Name                     b)Male      Female    Soc. Sec. # or Tax ID.#
                             / /        / /           -     -
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d)Permanent Address                       e)Occupation/Duties

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f)City     State     Zip    g)Date & Place  h)Height  Weight   i)Relation
                               of Birth                         to Insured
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5.OWNER(S) (if other than insured)
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a)Name                     b)Male      Female    Soc. Sec. # or Tax ID.#
                             / /        / /           -    -
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d)Permanent Address                      e)Phone
                                            (   )
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f)City     State     Zip                 g)Date of Birth    h)Relation
                                                              to Insured
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6.CONTINGENT OWNER (Optional)
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Name                        Address                           Relation
                                                              to Insured
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7.PRIMARY BENEFICIARIES (Indicate Percentages)
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Name                     %  Address                           Relation
                                                              to Insured
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Name                     %  Address                           Relation
                                                              to Insured
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8.CONTINGENT BENEFICIAR(IES) (List additional Contigent Beneficiaries on the back)
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Name                     %  Address                           Relation
                                                              to Insured
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Name                     %  Address                           Relation
                                                              to Insured
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GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
PO Box 8794, Wilmington, DE 19899-8794
GA-A/EL-1024-2/97
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9.HOW CAN WE BEST CONTACT YOU? (if needed)
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a) INSURED                           b)JOINT INSURED (if applicable)
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   Home Telephone: (   )             Home Telephone: (   )
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   Business Telephone: (   )         Business Telephone: (   )
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   Best Days: ____ Best Times:____   Best Days: ____ Best Times:____
   Most Convenient Place to Call     Most Convenient Place to Call
   / /Business / /Home               / /Business / /Home
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10.ALLOCATION INSTRUCTIONS
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(A)ALLOCATION INSTRUCTIONS FOR INVESTMENT VALUE AFTER THE FREE LOOK PERIOD
  Fill in allocation percentages in INITIAL column below. Your initial premium is allocated to the General Account during the underwriting process and to the Liquid Asset Division during the free look period. See the prospectus for details.

(B)DOLLAR COST AVERAGING (DCA): Optional. Please check box to elect./ / Amount of Monthly Transfer $____________________________ (minimum $250)
  Division Transferred From:

        (Minimum of $10,000 must be allocated to the division checked.)

          / / Limited Maturity Bond Division   / / Liquid Asset Division
          / / 1-Year Fixed Allocation
  Divisions Transferred To:  Fill in percentage for allocation of DCA below [(see (B) DCA].

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ACCOUNT DIVISION      INVESTMENT ADVISER                 (A)INITIAL   (B) DCA
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RESEARCH              MASSACHUSETTS FINANCIAL SERVICES        %          %
                       COMPANY (MFS)
OTC                   MASSACHUSETTS FINANCIAL SERVICES        %          %
                       COMPANY (MFS)
TOTAL RETURN          MASSACHUSETTS FINANCIAL SERVICES        %          %
                       COMPANY (MFS)
SMALL CAP             FRED ALGER MANAGEMENT, INC.             %          %
GROWTH & INCOME       ROBERTSON, STEPHENS & COMPANY
                      INVESTMENT MGMT, L.P.                   %          %
VALUE + GROWTH        ROBERTSON, STEPHENS & COMPANY
                      INVESTMENT MGMT, L.P.                   %          %
ALL-GROWTH            PILGRIM BAXTER & ASSOCIATES, LTD.       %          %
FULLY MANAGED         T. ROWE PRICE ASSOCIATES, INC.          %          %
STRATEGIC EQUITY      ZWEIG ADVISORS INC.                     %          %
MULTIPLE ALLOCATION   ZWEIG ADVISORS INC.                     %          %
RISING DIVIDENDS      KAYNE ANDERSON INVESTMENT
                      MANAGEMENT, L.P.                        %          %
CAPITAL APPRECIATION  CHANCELLOR LGT ASSET MANAGEMENT, INC.   %          %
VALUE EQUITY          EAGLE ASSET MANAGEMENT, INC.            %          %
MANAGED GLOBAL        PUTNAM INVESTMENT MANAGEMENT, INC.      %          %
EMERGING MARKETS      PUTNAM INVESTMENT MANAGEMENT, INC.      %          %
HARD ASSETS           VAN ECK ASSOCIATES CORPORATION          %          %
REAL ESTATE           E.I.I. REALTY SECURITIES, INC.          %          %
LIMITED MATURITY BOND EQUITABLE INVESTMENT SERVICES, INC.     %          %
LIQUID ASSET          EQUITABLE INVESTMENT SERVICES, INC.     %          %

FIXED INTEREST
DIVISION              1-YEAR                                  %          %
                      TOTAL                                 100%       100%
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11.OPTIONAL SYSTEMATIC PARTIAL WITHDRAWALS (GOLDENSELECT GENESIS I ONLY)
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     If you want to receive Systematic Partial Withdrawals, your request must be received in writing. For the appropriate form, please call our Customer Service Center: 1-800-366-0066.
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12.TELEPHONE REALLOCATION AUTHORIZATION _________ Proposed Owner's Initials
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     I authorize Golden American Life Insurance Company ("Golden American")
     to act upon reallocation instructions
     given by telephone from _______________ (name of your registered representative) upon furnishing his/her social security number.
     Neither Golden American nor any person authorized by Golden American will be responsible for any claim, loss, liability or expense in connection with reallocation instructions received by telephone from such person if Golden American or such other person acted on such telephone instructions in good faith in reliance upon this authorization. Golden American will continue to act upon this authorization until such time as the person indicated above is no longer affiliated with the broker/dealer under which my policy was purchased or until such time that I notify Golden American otherwise in writing.
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GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
PO Box 8794, Wilmington, DE 19899-8794
GA-A/EL-1024-2/97
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13.PLEASE ANSWER THE FOLLOWING QUESTIONS.
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   Will the life insurance applied for replace or change any existing annuity or life insurance on the life of the insured(s)?
   / /Yes / /No (If yes, please list policies, companies and amounts in section 14).
   If we are unable to issue life insurance, do you wish to apply for an annuity? / /Yes / /No
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14.PLEASE COMPLETE THE FOLLOWING INFORMATION.
   (When answering yes, please explain.)
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IN THE PAST TEN YEARS, HAVE YOU:

   a)been refused life insurance or been asked to pay extra premiums?
                 Proposed Insured          Proposed Joint Insured
                 / /Yes   / /No            / /Yes       / /No
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   b)had or been treated for cancer, diabetes, heart attack, chest pain, stroke, central nervous system disorder, muscular disorder respiratory disorder or hypertension?
                 Proposed Insured          Proposed Joint Insured
                 / /Yes   / /No            / /Yes       / /No
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   c)had or been treated for a nervous or psychological disorder, epilepsy, emphysema, kidney disorder, liver disorder or had or been advised to have treatment for alcohol or drug abuse?
                 Proposed Insured          Proposed Joint Insured
                 / /Yes   / /No            / /Yes       / /No
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   d)been diagnosed or treated by a member of the medical profession for
     AIDS (Acquired Immune Deficiency Syndrome), the AIDS virus also known as the Human Immunodeficiency Virus (HIV), AIDS-Related Complex (ARC), or other disorder of the immune system?
                Proposed Insured          Proposed Joint Insured
                 / /Yes   / /No            / /Yes       / /No
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15.In the past twelve months, have you smoked cigarettes, cigars or pipes, or used chewing tobacco? (If yes, specify the product.)
                Proposed Insured          Proposed Joint Insured
                 / /Yes   / /No            / /Yes       / /No
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16.REMARKS
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GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
PO Box 8794, Wilmington, DE 19899-8794
GA-A/EL-1024-2/97
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17. AUTHORIZATION TO RELEASE INFORMATION
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   I authorize any physician, hospital or other medical practitioner or facility, insurance company, Medical Information Bureau, or any other organization, institution or person that has any information about my health or any non-medical information relevant to my insurability or that of my minor children who are to be insured, to release such information to Golden American Life Insurance Company ("Golden American"), its underwriters and its reinsurers. I also authorize Golden American to obtain investigative consumer reports, if appropriate.
   I understand that the information that I authorize Golden American to obtain will be used by Golden American to help determine my insurability or my eiligibility for benefits under an existing policy.
   I authorize Golden American to release information about my insurability to its reinsurers, my Agent, and to the Medical Information Bureau, all as described in Golden American's Notice of Insurance Information Practices, or to the persons or businesses performing business or legal sevices in connection with my insurance request or claim for benefits, or as may be otherwise lawfully required or as I may further authorize.
   I understand that I have a right to learn the content and receive a copy of any report of information about me. This authorization is valid for 26 months from the date signed and a photographic copy is as valid as the original. I have a right to ask for and receive a true copy of this Authorization signed by me. I acknowledge receipt of the Fair Credit Reporting Act and Medical Information Bureau Notice.
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18.READ THE FOLLOWING STATEMENT CAREFULLY AND SIGN BELOW:
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SUITABLITY STATEMENT
   BY SIGNING BELOW, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS AND UNDERSTAND THAT THE DEATH BENEFIT UNDER THIS COVERAGE MAY INCREASE OR DECREASE DEPENDING ON INVESTMENT RESULTS, BUT AS LONG AS THE POLICY/CERTIFICATE IS IN EFFECT WILL NEVER BE LESS THAN THE FACE AMOUNT. THE DURATION FOR WHICH THIS
COVERAGE IS IN EFFECT MAY DEPEND ON INVESTMENT RESULTS, BUT WILL NEVER BE LESS THAN THE GUARANTEED PERIOD OF PROTECTION. THE POLICY/CERTIFICATE CASH SURRENDER VALUE MAY INCREASE OR DECREASE ON ANY DAY DEPENDING ON THE INVESTMENT RESULTS. NO MINIMUM CASH SURRENDER VALUE IS GUARANTEE. THIS IS A LONG TERM COMMITMENT TO MEET INSURANCE NEEDS AND FINANCIAL GOALS.
Agreement
o I agree that, to the best of my knowledge and belief, all statements and answers in this application/enrollment form are complete and true, and may be relied upon in determining whether to issue the policy/certificate. I understand that my answers will form a part of any policy/certificate to be issued; and that no medical examiner or registered representative has authority to: (a) modify this agreement; or (b) waive any of Golden American's rights or requirements.
o If Golden American amends the application/enrollment form as indicated in the amendments section below, I will approve of the change by accepting the policy/certificate where permitted by state regulation. I understand that any change in: (a) plan; (b) benefits applies for; (c) amount of insurance;
(d) age at issue; and (e) underwriting class, must be agreed to in writing.
o I also understand that unless otherwise provided by the Agreement of Temporary Life Insurance, no coverage will take effect unless I pay the initial premium; I receive and accept the policy/certficate; and my answers and statements in this application/enrollment form continue to be complete and true at the time of such payment and acceptance.

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Signature of Proposed Insured     Signed at (City,State)      Date


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Signature of Proposed Joint       Signed at (City,State)      Date
Insured (if applicable)

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Signature of Proposed Owner       Signed at (City,State)      Date
(if other than insured)

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Signature of Proposed Joint       Signed at (City,State)      Date
Owner (if applicable)
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FOR AGENTS USE ONLY
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DO YOU HAVE REASON TO BELIEVE THAT THE COVERAGE APPLIED FOR WILL REPLACE
OR CHANGE ANY EXISTING ANNUITY OR LIFE INSURANCE ON THE LIFE OF THE INSURED?
       / / YES       / / NO


__________________________   _________________________   ___________________
Agent Signature              Print Name & No. of Agent   Social Security No.

__________________________________
Broker/Dealer/Branch

Have you provided an Agreement of Temporary Life Insurance to the applicant? / /Yes / /No
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Amendments to the Application/Enrollment Form

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GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
PO Box 8794, Wilmington, DE 19899-8794
GA-A/EL-1024-2/97
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PLEASE DETACH AND RETAIN FOR APPLICANT'S RECORDS
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NOTICE OF INSURANCE INFORMATION PRACTICES
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   Thank you for choosing Golden American Life Insurance Company. This notice is given to you at the time that you apply for life insurance to tell you about the kinds of information we may obtain in connection with your application. We will treat all personal information as confidential. You have the right of access and correction with respect to this information.
If you wish a more detailed explanation of our information practices, please send your written request to Golden American Life Insurance Company, Customer Service Center, P. O. Box 8794, Wilmington, Delaware 19899-8794.
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FAIR CREDIT REPORTING NOTICE
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   To aid in establishing eligibility for insurance, an investigative consumer report, including information about finances, character and general reputation may be obtained. This information may be obtained through personal interviews with you, your neighbors, friends and acquaitances or through telephone interviews with you or a member of your household. Even if you are not interviewed, you may ask to be interviewed in connection with this report.

   Any information obtained in this report would be for business purposes only. No information will be revealed to any person contacted for the purpose of completing the report.

   You have the right to be informed whether or not an investigative consumer report was requested. If such a report was requested, you have the right to request and receive from Golden American Life Insurance Company, the name, address and telephone number of each consumer reporting agency making a report about you. You may also request and receive from all such consumer reporting agencies, copies of any investigative consumer reports they have made about you. Send your written request to:

 o Golden American Life Insurance Company
   Customer Service Center
   P.O. Box 8794
   Wilmington, Delaware 19899-8794

Please be sure to include your full name, date of birth and any applicable policy number.
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MEDICAL INFORMATION BUREAU NOTICE
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    Information on your insurability will be treated as confidential.
However, we may make a brief report on our conclusions to the Medical Information Bureau ("Bureau"), a non-profit membership organization of insurance companies, which operates an information exchange on behalf of its member. If you apply to another Bureau member company for life or health insurance coverage, or submit a claim for benefits to such a company, that company may request the Bureau to provide information in your file.

   If you ask, the Bureau will arrange for disclosure to your of any information it may have your file. If you believe the information is inaccurate, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act. The address of the Bureau of Information Office is:

 o Post Office Box 105
   Essex Station
   Boston, MA 02112

The telephone number is:
 o (617) 426-3660.

    We may also release information to our reinsurers and to other life insurance companies to whom you may apply for life or health insurance or to whom you may submit a claim.
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GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER,
PO Box 8794, Wilmington, DE 19899-8794
GA-A/EL-1024-2/97
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